UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 25, 2004 (May 24, 2004)

MYOGEN, INC.

(Exact name of registrant as specified in its charter)

000-50438
(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	84-1348020 (I.R.S. Employer Identification No.)

7575 West 103rd Avenue, Suite 102
Westminster, CO 80021
(Address of principal executive offices and Zip Code)

(303) 410-6666
Registrant’s telephone number, including area code

Item 5. Other Events.

On May 24, 2004, Myogen, Inc. announced that Lewis Rubin, M.D. presented detailed results of AMB-220, the Company’s Phase II safety and efficacy study of ambrisentan in patients with pulmonary arterial hypertension (PAH), at a mini symposium on “Emerging Therapies for PAH” at the American Thoracic Society (ATS) 2004 International Conference. The press release announcing the presentation of results is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information And Exhibits

(c)	Exhibits

99.1	Press Release, dated May 24, 2004, entitled “Ambrisentan Phase II Results Presented at ATS 2004.”

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated May 25, 2004

MYOGEN, INC.

By:	/s/ J. William Freytag

J. William Freytag
Its:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated May 24, 2004, entitled “Ambrisentan Phase II Results Presented at ATS 2004.”